UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2019

AMCOR PLC

(Exact name of registrant as specified in its charter)

Jersey (Channel Islands)	3990	98-1455367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

83 Tower Road North Warmley, Bristol United Kingdom	BS30 8XP
(Address of principal executive offices)	(Zip Code)

+44 117 9753200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	AMCR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 2.01              Completion of Acquisition or Disposition of Assets.

On June 11, 2019, Amcor plc (the “Company”) consummated the business combination (the “Business Combination”) pursuant to the Transaction Agreement dated August 6, 2018 (the “Transaction Agreement”) by and among the Company, Amcor Limited (“Old Amcor”), Arctic Corp. and Bemis Company, Inc. (“Bemis”), pursuant to which each of Bemis and Old Amcor were acquired by and became wholly-owned subsidiaries of Amcor in a stock-for-stock transaction.

As a result of the Business Combination:

•                        each ordinary share of Old Amcor that was issued and outstanding immediately prior to the applicable effective time of the Business Combination (the applicable “Effective Time”) was converted into the right to receive one ordinary share of the Company traded on the New York Stock Exchange (the “NYSE”) or one CHESS Depository Interest (“CDI”) of the Company traded on the Australian Securities Exchange (the “ASX”), (the “Merger Consideration”).

•                        each Old Amcor equity award consisting of rights, performance shares, performance rights, options, restricted shares and cash equivalent or phantom shares (the “Old Amcor Equity Awards”) outstanding immediately prior to the Effective Time was converted into an equity award (i) denominated with respect to, or settled in, an equal number of ordinary shares or CDIs of the Company and (ii) otherwise economically equivalent to such Old Amcor Equity Award (including with respect to the exercise price of Old Amcor options).

•                        each share of Bemis common stock that was issued and outstanding immediately prior to the Effective Time was converted into the right to receive 5.1 ordinary shares of the Company traded on the NYSE, subject to applicable withholding taxes and with cash paid in lieu of any fractional shares, other than any shares held as treasury stock by Bemis or any Bemis subsidiary (which were cancelled without payment of any consideration) and any shares as to which dissenters’ rights have been exercised in accordance with applicable law (which shares shall be converted into the right to receive a payment in accordance with such dissenters’ rights);

•                        each Bemis stock-settled restricted stock unit or performance stock unit award of Bemis outstanding immediately prior to the Effective Time was canceled in exchange for the right to receive 5.1 ordinary shares of the Company for each share of Bemis common stock subject to such award (assuming, in the case of performance stock units, that the target level of performance were achieved) plus any accrued but unpaid dividends with respect thereto, subject to applicable withholding taxes and with cash paid in lieu of any fractional shares; and

•                        each cash-settled restricted stock unit award of Bemis outstanding immediately prior to the Effective Time was canceled in exchange for the right to receive a cash amount equal to the product of the “Applicable Share Price” to be determined in accordance with the Transaction Agreement multiplied by 5.1 ordinary shares of the Company for each share of Bemis common stock subject to such award plus any accrued but unpaid dividends with respect thereto, subject to applicable withholding taxes.

The foregoing description of the Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified by, the full text of the Transaction Agreement, which was filed as Exhibit 2.1 to the Company’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2019 and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Appointment of Executive Officers of the Company

As of the Effective Time, the following individuals are the executive officers of the Company:

Name	Position(s)
Ronald Delia	Chief Executive Officer

Michael Casamento	Executive Vice President, Finance and Chief Financial Officer

Peter Konieczny	President, Amcor Flexibles Europe, Middle East and Africa

Eric Roegner	President, Amcor Rigid Plastics

Fred Stephan	President, Amcor Flexibles North America

Ian Wilson	Executive Vice President

Biographical information regarding each of the executives can be found in the Company’s Registration Statement on Form S-4, initially filed with the SEC on March 12, 2019.

Appointment of Directors

As previously announced, the following individuals were appointed as members of the Company’s board of directors in connection with the Business Combination: Graeme Liebelt, Dr. Armin Meyer, Ronald Delia, Paul Brasher, Eva Cheng, Karen Guerra, Nicholas (Tom) Long, Jeremy Sutcliffe, Arun Nayar, David Szczupak and Philip Weaver.

As of the Effective Time, the committees of the board of directors are constituted as follows:

Audit Committee	Paul Brasher (chair) Arun Nayar David Szczupak

Compensation Committee	Dr. Armin Meyer (chair) Nicholas (Tom) Long Philip Weaver

Nominating and Corporate Governance Committee	Graeme Liebelt (chair) Karen Guerra Nicholas (Tom) Long

Executive Committee	Dr. Armin Meyer (Chair) Graeme Liebelt Nicholas (Tom) Long Ronald Delia

Biographical information regarding each of the directors, and information about the Company’s compensation program for non-employee directors, can be found in the Company’s Registration Statement on Form S-4, initially filed with the SEC on March 12, 2019.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of the Company approved, effective as of June 11, 2019, amended and restated Articles of Association of the Company. The full text of the Articles of Association, as amended, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01 Other Events.

On June 12, 2019, the Company issued a press release announcing the issuance of the Company’s CDIs listed on the ASX and ordinary shares listed on the NYSE in connection with the consummation of the Business Combination. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On June 11, 2019, the Company issued a press release announcing the closing of the Business Combination. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)                                                   Exhibits.

Exhibit No.	Description
2.1

Transaction Agreement, dated August 6, 2018, by and among the Company, Old Amcor, Arctic Corp. and Bemis (incorporated by reference to Exhibit 2.1 to Registration Statement on Form S-4 filed March 12, 2019)

3.1	Articles of Association of Amcor plc
99.1	Press Release, dated June 12, 2019
99.2	Press Release, dated June 11, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCOR PLC

/s/ Damien Clayton
Date: June 11, 2019	Name:	Damien Clayton
	Title:	Company Secretary